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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    September 30, 1996





                             OLYMPIC FINANCIAL LTD.
               (Exact name of registrant as specified in charter)


Minnesota                        0-20526                    41-1664848
(State or other              (Commission File              (IRS Employer
jurisdiction of                  Number)                  Identification No.)
incorporation)



7825 Washington Avenue South, Minneapolis, MN                 55439-2435
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  (612) 942-9880






      (Former name or former address, if changed from last report)



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Item 5.  Other Events

     On September 30, 1996, Olympic Financial Ltd. (the "Company") amended its by-laws, which amendment is filed as an exhibit hereto.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     OLYMPIC FINANCIAL LTD.



                                                 /s/ James D. Atkinson, III
                                                 James D. Atkinson, III
                                                 Senior Vice President,
                                                 Secretary and Corporate
                                                 Counsel

October 4, 1996